UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 25, 2006

VIEWPOINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) Effective July 25, 2006, the Board of Directors of Viewpoint Corporation appointed James J. Spanfeller to the Board of Directors. A copy of the press release announcing Mr. Spanfeller’s election is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit 99.1          Press Release of Viewpoint Corporation, dated July 26, 2006, entitled “Viewpoint Appoints James Spanfeller to Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ William Mitchell
William Mitchell Chief Financial Officer

Dated: July 27, 2005